SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  AUGUST 16, 2004



                          EYE CARE INTERNATIONAL, INC.

             (Exact name of registrant as specified in its charter)

                           DELAWARE 0-27889 59-3206480

             (State or other jurisdiction (Commission (IRS Employer
              of incorporation) File Number) Identification Number)


                    1511 NORTH WESTSHORE BOULEVARD, SUITE 925

                              TAMPA, FLORIDA 33607

               (Address of principal executive offices) (Zip Code)

                                 (813) 289-5552

              (Registrant's telephone number, including area code)

                    ----------------------------------------
          (Former Name or Former Address, if changed since last report)






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Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.
         -----------------------------------------

(a) Mr. James L. Koenig, Senior Vice President, Chief Financial Officer and Director on the Board of Directors of the Corporation has elected to retire from his position effective upon an individual assuming the position of Chief Financial Officer. Mr. Koenig has agreed to work with the Corporation as a consultant.

         Mr. Scott Carson, CPA, has been hired by the Corporation to be its Executive Vice President and Chief Financial Officer, effective August 16, 2004. Mr. Carson has over fifteen years of financial and senior management experience and has served in senior executive financial roles for a variety of publicly and privately held corporations, including positions ranging from Plant Controller to Business Unit Controller, and most recently, Vice President and Corporate Controller.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements. Not Applicable.

     (b)  Exhibits. None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

                                               EYE CARE INTERNATIONAL, INC.

                                               By:  /S/ CLARK A. MARCUS
                                                   ------------------------
                                                    Clark A. Marcus
                                                    President and Chief
                                                    Executive Officer

Dated: August 16, 2004
       Tampa, Florida